UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8852

John Hancock Institutional Series Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Independence Diversified Core Equity Fund II

Annual Report

2.28.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 15

Notes to financial
statements
page 19

Trustees and officers
page 29

For more information
page 36

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months, as earlier concerns of rising inflation, a housing slowdown and high energy prices gave way to news of slower, but still resilient, economic growth, stronger than expected corporate earnings and dampened inflation fears and energy costs. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in the last days of the period, the broad stock market returned 11.97% for the year ended February 28, 2007, as measured by the S&P 500 Index. With interest rates remaining relatively steady, fixed-income securities also produced positive results.

But after a remarkably long period of calm, the financial markets were rocked at the end of the period by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. In the United States, for example, the Dow Jones Industrial Average had its steepest one-day percentage decline in nearly four years on February 27, 2007. The event served to jog investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

It was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. The recent downturn bolsters this uncertainty, although we believe it was a healthy correction for which we were overdue.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon — not a sprint — approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of February 28, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks above-average total return, consisting of capital appreciation and income, by normally investing at least 80% of its assets in a diversified portfolio of equity securities which are primarily large-capitalization companies.

Over the last twelve months

► While the stock market advanced, crosscurrents of concerns about inflation and recession resulted in rapidly shifting market leadership and caused the Fund to trail its benchmark and peer group average.

► Stock selection in information technology created the biggest drag on the Fund’s performance versus the Russell 1000 Index.

► Short-term interest rates stabilized in the second half of the period, with the Federal Reserve Board standing pat for five consecutive meetings of its Open Market Committee.

Top 10 holdings

Exxon Mobil Corp.	4.5%	Altria Group, Inc.	2.3%

AT&T, Inc.	3.1%	Hewlett-Packard Co.	2.2%

Citigroup, Inc.	3.1%	JPMorgan Chase & Co.	2.1%

Bank of America Corp.	3.0%	Wachovia Corp.	2.0%

General Electric Co.	2.6%	Goldman Sachs Group, Inc. (The)	2.0%

As a percentage of net assets on February 28, 2007.

Managers’ report

John Hancock
Independence Diversified Core
Equity Fund II

Large-cap stocks posted healthy gains for the one-year period ending February 28, 2007, although not without some sharp pullbacks along the way. Early in the period the market edged higher, as solid economic growth and favorable corporate earnings news were countered by surging energy prices and rising short-term interest rates by the Federal Reserve Board. Following the Fed’s May 10 rate hike, the market sold off sharply, as investors became concerned about inflationary pressures and the possibility of an extended Fed credit-tightening cycle. Then in mid-July share prices embarked on an extended rally that lasted until late February. Factors helping to drive stocks higher included falling energy prices and the Fed’s decision beginning in August to stop raising short-term interest rates.

However, on the second-to-last trading day of the period, the market experienced a sizable setback, with the Dow Jones Industrial Average falling more than 400 points and the Fund’s benchmark, the Russell 1000 Index, tumbling just over 27 points. It was the Dow’s worst one-day loss since the aftermath of September 11, 2001. A sharp drop in the Chinese stock market was blamed for triggering the decline, along with a weak U.S. durable goods report and concerns about the U.S. economy expressed in a speech by former Fed chief Alan Greenspan. Stocks recovered a bit on the final day of the period.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Micron Technology	▼	Overcapacity leads to earnings shortfall

Novell	▼	Sluggish growth, cost-cutting disappointments

Humana	▲	Strong Medicare Part D subscriptions

Portfolio Managers, Independence Investments LLC
John C. Forelli and Jay C. Leu

Mid caps and large caps performed better than small caps during the period. However, the most notable discrepancy was the huge advantage enjoyed by value over growth. In the large-cap space, for example, value stocks more than doubled the results of growth shares, as measured by the Russell 1000 Value Index and the Russell 1000 Growth Index, which returned 16.61% and 8.05%, respectively.

Performance summary

For the 12 months ending February 28, 2007, John Hancock Independence Diversified Core Equity Fund II had a total return of 10.17% at net asset value, compared with 10.71% for the average large-cap blend fund tracked by Morningstar, Inc. In the same period, the Standard & Poor’s 500 Index returned 11.97% and the Russell 1000 Index gained 12.25% . Going forward, the Fund will use the Russell 1000 Index as its benchmark, rather than the S&P 500, to allow for a broader investment universe. Historical performance can be found on pages six and seven.

“Large-cap stocks posted healthy
gains for the one-year period
ending February 28, 2007,
although not without some sharp
pullbacks along the way.”

Our methodology of buying undervalued stocks of companies with improving fundamentals struggled a bit during the period, as worries about macroeconomic factors, such as inflation and the possibility of a recession, distracted investors from the analysis of individual companies and created rapidly alternating leadership among different stock groups. In fact, those shifts made it difficult for most active managers to keep up with the benchmark, as evidenced by the lagging performance of our peer group. That said, we continued to find overall strong business fundamentals at the company level throughout the period.

Independence Diversified Core Equity Fund II

Technology and financials undermine results

By far the most negative influence on the Fund’s performance relative to the benchmark came from the technology sector, where our stock selection was unrewarding. In particular, semiconductor maker Micron Technology and Seagate Technology, which makes disk drives, fell short of our expectations. Micron’s NAND flash memory and DRAM memory products suffered from weaker pricing due to overcapacity and triggered an earnings shortfall at the company. In Seagate’s case, an inventory build-up occurred not long after the company acquired rival Maxtor. While we thought that over the longer term the acquisition would be good for Seagate and the broader disk drive industry, near-term demand appeared uncertain.

Another technology holding weighing on the Fund’s results was electronic contract manufacturer Solectron. There, too, inventory problems plagued the company and cash flow growth was slower than we anticipated. Novell, a distributor of the Linux open-source operating system, further detracted from performance. While the stock surged last November after the company announced a licensing agreement with Microsoft, sales of Novell’s other enterprise software remained lackluster, and some anticipated cost-cutting initiatives fell short of the mark. We sold all of the technology holdings just mentioned by the end of the review period.

In the financial sector, a position in property and casualty insurer ACE Ltd. was unsuccessful. Following the damaging hurricane season of 2005, we shared in the widespread belief that property/casualty carriers would be able to boost their premiums, aiding revenue and earnings growth. However, demand for insurance coverage was more price-sensitive than expected and ACE was forced to lower its premiums again, which trimmed profits.

SECTOR DISTRIBUTION[1]

Financials	23%

Information technology	14%

Health care	13%

Consumer discretionary	12%

Industrials	10%

Energy	10%

Consumer staples	7%

Telecommunication
services	5%

Utilities	4%

Materials	2%

Health care and consumer staples bolster performance

In health care, our investment in HMO Humana, Inc. added value, as the company did an excellent job of attracting patients for Medicare Part D, a federal program designed to subsidize the cost of prescription drugs for Medicare beneficiaries. The company’s earnings surged as a result. Pharmaceutical provider Schering-Plough Corp. benefited from better-than-expected sales of Vytorin, its cholesterol-reducing drug. Additionally,

Independence Diversified Core Equity Fund II

the stock was aided by an inexpensive valuation at the beginning of the period, as controversies surrounding other companies’ products had temporarily resulted in the drug group being out of favor with investors.

In consumer staples, tobacco and food conglomerate Altria Group, Inc. was a timely holding. The company continued to gain market share in its United States and international businesses. Meanwhile, favorable rulings in smoking-related litigation increased the likelihood that the company would be able to successfully spin off its Kraft food business. One other stock worth highlighting was the Fund’s largest holding at the end of the period, Exxon Mobil Corporation, which benefited from an environment in which investors increasingly gravitated toward energy companies with diversified portfolios of businesses and more predictable earnings.

“By far the most negative influence
on the Fund’s performance
relative to the benchmark came
from the technology sector,
where our stock selection
was unrewarding. “

Outlook

While investors’ concerns about the possibility of a recession have increased somewhat during the past few months, we believe the U.S. economy will continue to be stronger than expected, with consumer spending leading the way. That said, it’s also likely that we are in the late innings of the recent cycle of profit expansion. Given the probability of a modestly slowing economy, we think larger stocks have the best chance to outperform. And although our disciplined methodology particularly well rewarded during the review period, history has shown that value and improving fundamentals drive stock prices over longer periods of time.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of net assets on February 28, 2007.

Independence Diversified Core Equity Fund II

A look at performance

For the periods ended February 28, 2007

		Average annual returns			Cumulative total returns
	Inception
Class	date	1-year	5-year	10-year	1-year	5-year	10-year

I1	3-10-95	10.17%	7.23%	7.43%	10.17%	41.79%	104.79%

Performance figures assume all distributions are reinvested. The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s prospectus.

Independence Diversified Core Equity Fund II

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

Russell 1000 Index — Index 1 — is an unmanaged index that includes 1,000 widely traded common stocks.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

Independence Diversified Core Equity Fund II

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 1, 2006, with the same investment held until February 28, 2007.

	Account value	Ending value	Expenses paid during period
	on 9-1-06	on 2-28-07	ended 2-28-07[1]

Class I	$1,000.00	$1,094.40	$6.18

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Independence Diversified Core Equity Fund II

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 1, 2006, with the same investment held until February 28, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 9-1-06	on 2-28-07	ended 2-28-07[1]

Class I	$1,000.00	$1,018.90	$5.96

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 2-28-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value
Common stocks 100.16%		$6,262,237

(Cost $4,885,550)

Aerospace & Defense 4.17%		260,550

Boeing Co. (The)	1,400	122,178

Lockheed Martin Corp.	360	35,021

Raytheon Co.	1,930	103,351

Airlines 0.58%		36,432

Continental Airlines, Inc. (Class B) (I)	920	36,432

Aluminum 1.45%		90,445

Alcan Inc. (Canada)	1,740	90,445

Apparel Retail 1.19%		74,699

American Eagle Outfitters, Inc.	700	21,735

Gap, Inc. (The)	2,760	52,964

Apparel, Accessories & Luxury Goods 1.18%		73,933

Polo Ralph Lauren Corp.	850	73,933

Application Software 0.78%		48,495

Compuware Corp. (I)	5,300	48,495

Broadcasting & Cable TV 1.94%		121,629

CBS Corp. (Class B)	2,900	88,015

DIRECTV Group, Inc. (The) (I)	1,490	33,614

Casinos & Gaming 0.49%		30,386

Wynn Resorts Ltd. (I)	310	30,386

Catalog Retail 0.92%		57,275

Liberty Media Corp. — Interactive (Class A) (I)	2,430	57,275

Coal & Consumable Fuels 0.18%		11,058

CONSOL Energy, Inc.	310	11,058

Communications Equipment 2.08%		129,800

Motorola, Inc.	4,890	90,563

Polycom, Inc. (I)	1,230	39,237

Computer Hardware 2.18%		136,255

Hewlett-Packard Co.	3,460	136,255

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Computer Storage & Peripherals 2.72%		$169,976

Brocade Communications Systems, Inc. (I)	7,800	70,278

Emulex Corp. (I)	1,070	19,153

Lexmark International, Inc. (Class A) (I)	1,330	80,545

Construction & Farm Machinery & Heavy Trucks 0.99%		61,625

AGCO Corp. (I)	1,700	61,625

Consumer Finance 0.49%		30,695

First Marblehead Corp. (The) (L)	680	30,695

Department Stores 3.64%		227,479

Federated Department Stores, Inc.	400	17,864

Kohl’s Corp. (I)	1,450	100,035

Penney (J.C.) Co., Inc.	1,220	98,954

Saks, Inc. (I)	550	10,626

Distillers & Vintners 0.75%		46,920

Constellation Brands, Inc. (Class A) (I)	2,000	46,920

Diversified Banks 2.04%		127,351

Wachovia Corp.	2,300	127,351

Diversified Chemicals 1.69%		105,408

Dow Chemical Co. (The)	1,170	51,246

Lyondell Chemical Co.	1,700	54,162

Diversified Financial Services 8.24%		515,234

Bank of America Corp.	3,740	190,254

Citigroup, Inc.	3,880	195,552

JPMorgan Chase & Co.	2,620	129,428

Diversified REITs 0.79%		49,608

Vornado Realty Trust	390	49,608

Electric Utilities 3.28%		205,241

Allegheny Energy, Inc. (I)	1,070	50,547

Edison International	770	36,128

Entergy Corp.	330	32,571

TXU Corp.	1,300	85,995

Electrical Components & Equipment 0.45%		27,951

Thomas & Betts Corp. (I)	550	27,951

Electronic Equipment Manufacturers 0.39%		24,424

Agilent Technologies, Inc. (I)	770	24,424

Health Care Distributors 2.95%		184,702

AmerisourceBergen Corp.	1,580	83,219

McKesson Corp.	1,820	101,483

Health Care Facilities 0.45%		27,862

Manor Care, Inc.	520	27,862

Homebuilding 0.43%		27,080

NVR, Inc. (I)	40	27,080

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Hotels, Resorts & Cruise Lines 0.95%		$59,174

Royal Caribbean Cruises Ltd. (Liberia)	1,460	59,174

Household Products 0.30%		19,071

Kimberly-Clark Corp.	280	19,071

Human Resource & Employment Services 1.12%		70,326

Robert Half International, Inc.	1,800	70,326

Industrial Conglomerates 2.59%		162,029

General Electric Co.	4,640	162,029

Integrated Oil & Gas 7.19%		449,556

Chevron Corp.	1,380	94,682

Exxon Mobil Corp.	3,920	280,986

Occidental Petroleum Corp.	1,600	73,888

Integrated Telecommunication Services 3.59%		224,784

AT&T, Inc.	5,330	196,144

CenturyTel, Inc.	640	28,640

Investment Banking & Brokerage 3.28%		204,946

Bear Stearns Cos., Inc. (The)	440	66,986

Goldman Sachs Group, Inc. (The)	610	122,976

Morgan Stanley	200	14,984

It Consulting & Other Services 1.40%		87,355

Accenture Ltd. (Class A) (Bermuda)	1,790	63,903

Cognizant Technology Solutions Corp. (I)	260	23,452

Life & Health Insurance 0.26%		16,369

Prudential Financial, Inc.	180	16,369

Managed Health Care 4.02%		251,216

CIGNA Corp.	610	86,925

Coventry Health Care, Inc. (I)	560	30,475

Humana, Inc. (I)	1,460	87,366

Sierra Health Services, Inc. (I)	1,250	46,450

Movies & Entertainment 2.43%		151,690

News Corp. (Class A)	5,000	112,650

Viacom, Inc. (Class B) (I)	1,000	39,040

Multi-Line Insurance 1.95%		122,133

American International Group, Inc.	270	18,117

Hartford Financial Services Group, Inc. (The)	1,100	104,016

Mutli-Utilities 0.84%		52,709

Constellation Energy Group	670	52,709

Office Electronics 0.73%		45,482

Tech Data Corp. (I)	1,220	45,482

Office REITs 0.25%		15,613

Boston Properties, Inc.	130	15,613

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Oil & Gas Drilling 1.22%		$76,282

Marathon Oil Corp.	500	45,370

Pride International, Inc. (I)	600	17,280

Todco (I)	400	13,632

Oil & Gas Refining & Marketing 0.38%		23,637

Valero Energy Corp.	410	23,637

Oil & Gas Storage & Transportation 0.85%		53,310

Overseas Shipholding Group, Inc.	880	53,310

Packaged Foods & Meats 0.28%		17,526

Smithfield Foods, Inc. (I)	600	17,526

Personal Products 1.75%		109,384

Estee Lauder Cos., Inc. (The) (Class A)	1,400	67,032

NBTY, Inc. (I)	870	42,352

Pharmaceuticals 4.30%		268,728

Forest Laboratories, Inc. (I)	1,910	98,862

Mylan Laboratories, Inc.	4,020	85,103

Schering-Plough Corp.	3,610	84,763

Property & Casualty Insurance 0.47%		29,664

ACE Ltd. (Cayman Islands)	350	19,656

SAFECO Corp.	150	10,008

Real Estate Management & Development 0.67%		42,156

Equity Residential	830	42,156

Regional Banks 0.42%		26,038

SunTrust Banks, Inc.	200	16,862

UnionBanCal Corp.	150	9,176

Reinsurance 0.68%		42,772

Everest Re Group Ltd. (Bermuda)	440	42,772

Semiconductor Equipment 1.61%		100,428

Teradyne, Inc. (I)	6,230	100,428

Semiconductors 0.18%		11,109

Intersil Corp. (Class A)	420	11,109

Specialized Finance 1.23%		77,040

iShares Russell 1000 Index Fund (L)	1,000	77,040

Specialized REITs 0.39%		24,305

Public Storage, Inc.	240	24,305

Systems Software 1.89%		118,234

BMC Software, Inc. (I)	400	12,344

Microsoft Corp.	2,120	59,720

Symantec Corp. (I)	2,700	46,170

Thrifts & Mortgage Finance 1.93%		120,948

Fannie Mae	380	21,557

Freddie Mac	1,220	78,300

PMI Group, Inc. (The)	450	21,091

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer		Shares	Value

Tobacco 4.36%			$272,594

Altria Group, Inc.		1,730	145,804

Loews Corp. — Carolina Group		1,150	82,834

Reynolds American, Inc.		720	43,956

Trading Companies & Distributors 0.21%			13,116

WW Grainger, Inc.		170	13,116

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 1.04%			$65,133

(Cost $65,133)

Joint Repurchase Agreement 0.43%			27,000

Investment in a joint repurchase
agreement transaction with
Cantor Fitzgerald LP — Dated
2-28-07, due 3-1-07 (Secured by
U.S. Treasury Inflation Indexed
Notes 1.875% due 7-15-13 and
2.000% due 7-15-14).
Maturity value: $27,004	5.270%	$27	27,000

		Shares

Cash Equivalents 0.61%			38,133

AIM Cash Investment Trust (T)		38,133	38,133

Total investments (Cost $4,950,683) 101.20%			$6,327,370

Other assets and liabilities, net (1.20%)			($75,150)

Total net assets 100.00%			$6,252,220

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of February 28, 2007.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 2-28-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments at value (cost $4,950,683) including $37,978 of securities loaned	$6,327,370
Cash	434
Receivable for shares sold	191
Dividends and interest receivable	11,370
Other assets	24,323

Total assets	6,363,688

Liabilities

Payable upon return of securities loaned	38,133
Payable to affiliates
Management fees	2,470
Other	40
Other payables and accrued expenses	70,825

Total liabilities	111,468

Net assets

Capital paid-in	2,919,259
Accumulated net realized gain on investments	1,991,415
Net unrealized appreciation of investments	1,376,687
Distributions in excess of net investment income	(35,141)

Net assets	$6,252,220

Net asset value per share

Based on 2,202,596 shares outstanding — the Fund has an unlimited
number of shares authorized with no par value	$2.84

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 2-28-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $52)	$314,450
Interest	7,775
Securities lending	267

Total investment income	322,492

Expenses

Investment management fees (Note 2)	92,208
Accounting and legal services fees (Note 2)	2,520
Transfer agent fees (Note 2)	9,221
Compliance fees	675
Professional fees	26,519
Blue sky fees	20,054
Custodian fees	18,743
Printing fees	17,390
Trustees’ fees	770
Interest	167
Securities lending fees	9
Miscellaneous	2,594

Total expenses	190,870

Net investment income	131,622

Realized and unrealized gain (loss)

Net realized gain on investments	4,514,035
Change in net unrealized appreciation (depreciation) of investments	(3,321,071)

Net realized and unrealized gain	1,192,964

Increase in net assets from operations	$1,324,586

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	2-28-06	2-28-07

Increase (decrease) in net assets
From operations
Net investment income	$197,148	$131,622
Net realized gain	3,323,900	4,514,035
Change in net unrealized appreciation (depreciation)	(694,961)	(3,321,071)

Increase in net assets resulting from operations	2,826,087	1,324,586

Distributions to shareholders
From net investment income	(173,241)	(152,753)
From net realized gain	(4,722,154)	(1,914,647)
	(4,895,395)	(2,067,400)
From Fund share transactions	4,923,490	(21,195,169)

Net assets

Beginning of period	25,336,021	28,190,203

End of period[1]	$28,190,203	$6,252,220

1 Includes distributions in excess of net investment income of $14,010 and $35,141, respectively.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	2-28-03[1]	2-29-04[1]	2-28-05[1]	2-28-06	2-28-07

Per share operating performance
Net asset value, beginning of period	$6.50	$4.92	$6.65	$3.53	$3.22
Net investment income[2]	0.04	0.04	0.05	0.03	0.02
Net realized and unrealized
gain (loss) on investments	(1.55)	1.74	0.59	0.33	0.30
Total from investment operations	(1.51)	1.78	0.64	0.36	0.32
Less distributions
From net investment income	(0.04)	(0.05)	(0.07)	(0.02)	(0.02)
From net realized gain	(0.03)	—	(3.69)	(0.65)	(0.68)
	(0.07)	(0.05)	(3.76)	(0.67)	(0.70)
Net asset value, end of period	$4.92	$6.65	$3.53	$3.22	$2.84
Total return[3] (%)	(23.29)	36.28	10.77	11.15	10.17

Ratios and supplemental data

Net assets, end of period
(in millions)	$61	$37	$25	$28	$6
Ratio of net expenses to average
net assets (%)	0.74	0.71	0.95	0.95	1.04
Ratio of net investment income
to average net assets (%)	0.77	0.78	0.91	0.76	0.71
Portfolio turnover (%)	72	77	36	95	115

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

See notes to financial statements

Independence Diversified Core Equity Fund II

Notes to financial statements

Note 1 Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the “Fund”) is a separate portfolio of John Hancock Institutional Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies of the
Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2007.

Independence Diversified Core Equity Fund II

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2007, the Fund loaned securities having a market value of $37,978 collateralized by cash in the amount of $38,133. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than August 31, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended February 28, 2006, the tax character of distributions paid was as follows: ordinary income $1,591,696 and long-term capital gain $3,303,699. During the year ended February 28, 2007, the tax character of distributions paid was as follows: ordinary income $835,101 and long-term capital gain $1,232,299.

As of February 28, 2007, the components of distributable earnings on a tax basis included $680,436 of undistributed ordinary income and $1,331,907 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Independence Diversified Core Equity Fund II

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund’s average daily net asset value up to $1 billion and (b) 0.45% of the Fund’s average daily net assets in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment LLC, which — effective June 1, 2006 — became an affiliate of Convergent Capital Management LLC (“Convergent”) and changed its name from Independence Investment LLC. Convergent’s parent company is City National Corporation. Formerly, the Subadviser was a wholly owned indirect subsidiary of the John Hancock Life Insurance Company (“JHLICO”) and was named Independence Investment Associates, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2007, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund’s average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $2,520. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 2-28-06		Year ended 2-28-07
	Shares	Amount	Shares	Amount

Sold	699,705	$2,417,476	235,884	$750,460
Distributions reinvested	1,574,665	4,894,299	722,834	2,067,384
Repurchased	(689,649)	(2,388,285)	(7,517,140)	(24,013,013)

Net increase (decrease)	1,584,721	$4,923,490	(6,558,422)	($21,195,169)

At February 28, 2007, 64% of the shares outstanding were owned by two shareholders.

Independence Diversified Core Equity Fund II

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2007, aggregated $21,517,121 and $40,466,310, respectively.

The cost of investments owned on February 28, 2007, including short-term investments, for federal income tax purposes, was $4,969,306. Gross unrealized appreciation and depreciation of investments aggregated $1,433,277 and $75,213, respectively, resulting in net unrealized appreciation of $1,358,064. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reclassification of accounts

During the year ended February 28, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,334,986 and an increase in capital paid-in of $1,334,986. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for equalization. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Independence Diversified Core Equity Fund II

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the John Hancock Institutional Series Trust and Shareholders of John Hancock Independence Diversified Core Equity Fund II,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Independence Diversified Core Equity Fund II (the “Fund”) at February 28, 2007, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years ended on or before February 28, 2005 were audited by another independent registered public accounting firm, whose report dated April 7, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2007

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2007.

This Fund has designated distributions of $2,567,285 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2007, 30.63% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Independence Diversified Core
Equity Fund II

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Institutional Series Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Independence Diversified Core Equity Fund II (the “Fund”). The Board also considered the continuation of an interim investment subadvisory agreement (the “Subadvisory Agreement”) with Independence Investments LLC (the “Subadviser”) and a proposed investment subadvisory agreement (the “New Subadvisory Agreement”) with a newly formed subsidiary of Convergent Capital Management (“New Independence”). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. The Board also considered factors and reached the conclusions described below relating to the selection of New Independence and the approval of the New Subadvisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

In evaluating the New Subadvisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information provided to the Independent Trustees, including: (i) the description of the transaction in which New Independence would be formed as a subsidiary of Convergent Capital Management (the “Transaction”); (ii) a description of Convergent Capital Management; (iii) the nature and quality of services rendered to the Fund; (iv) the subadvisory fee payable to New Independence by the Adviser; (v) the qualifications and background of New Independence, as well as the qualifications of its personnel, and (vi) possible conflicts of interest that may result from or be reflected in the terms of the Transaction.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was higher than the performance of the Peer Group and Category medians, and below the performance of its benchmark index, the Russell 1000 Index. The Board viewed favorably that the performance of the Fund for the 1-, 3- and 5-year periods ended December 31, 2005 was higher than the median of its Category and Peer Group, and its benchmark index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was lower than the Peer Group median and not appreciably higher than the Category median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

New subadvisory agreement with New Independence

In evaluating the New Subadvisory Agreement, the Board considered that the employees of the Subadviser would be offered employment with New Independence. The Board also considered the Subadviser’s belief that most of its employees, including the portfolio managers and analysts responsible for the Fund and the executives responsible for the management of the Subadviser, would become employees of New Independence. The Board considered that no material changes in the investment process or resources were anticipated to occur as a result of the Transaction. The Board strongly considered that the subadvisory fees payable under the New Subadvisory Agreement would be borne by the Adviser and not the Fund, and that the proposed Transaction would not have any effect on the fees paid by the Fund to the Adviser or the consideration paid to New Independence by the Adviser. The Board also considered that subadvisory fees to be paid by the Adviser to New Independence were identical to the fees under the existing Subadvisory Agreement.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the New Subadvisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved, and voted to recommend to shareholders that the Fund adopt, the New Subadvisory Agreement.

1 The Board considered additional information about the New Subadvisory Agreement and New Independence at the March 2006 Board meetings. The New Subadvisory Agreement became effective July 14, 2006 after shareholder approval.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	1998	66

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	1995	66

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	66

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	1995	66

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings
(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines (since 2000), Introgen (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003);

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	1995	66

Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank –
Austin), LIN Television (since 2002), WilTel Communications (until 2003) and
Hayes Lemmerz International, Inc. (diversified automotive parts supply company)
(since 2003).

Charles L. Ladner,[2] Born: 1938	1995	66

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2005).

John A. Moore,[2] Born: 1939	2005	66

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2005	66

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1995	66

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	272

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance Company
(U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Independence Investments LLC	John Hancock Signature	Independent registered
53 State Street	Services, Inc.	public accounting firm
Boston, MA 02109	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
Principal distributor	Boston, MA 02217-1000	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-888-972-8696 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1001	Mutual Fund Image Operations
	Boston, MA 02217-1001	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-888-972-8696
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Global Dividend Fund
Lifecycle 2030 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2035 Portfolio	Patriot Premium Dividend Fund I
Lifecycle 2040 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2045 Portfolio	Patriot Select Dividend Trust
Lifecycle Retirement Portfolio	Preferred Income Fund
Lifestyle Aggressive Portfolio	Preferred Income II Fund
Lifestyle Balanced Portfolio	Preferred Income III Fund
Lifestyle Conservative Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Independence Diversified Core Equity Fund II.

4250A 2/07
         4/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, February 28, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,450 for the fiscal year ended February 28, 2006 and $25,450 for the fiscal year ended February 28, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended February 28, 2006 and fiscal year ended February 28, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,200 for the fiscal year ended February 28, 2006 and $3,200 for the fiscal year ended February 28, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended February 28, 2006 and fiscal year ended February 28, 2007 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2007 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended February 28, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,300 for the fiscal year ended February 28, 2006, and $872,192 for the fiscal year ended February 28, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Proxy Voting Policies and Procedures are attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Institutional Series Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: April 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: April 30, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: April 30, 2007